SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                   FORM 8-K/A

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 1, 1998





                           EFI Electronics Corporation
             (Exact name of registrant as specified in its charter)


                           Delaware 0-15967 75-207220
             - ---------------------------- ---------------------
                              -------------------
       (State or other jurisdiction (Commission File No.) (IRS Employer of incorporation) Identification
                                      No.)



                              1751 South 4800 West
                            Salt Lake City, UT 84104
          (Address of principal executive offices, including zip code)


                                (801) 977-9009
             (Registrant's telephone number, including area code)













This Amendment No.2 to the Current Report on Form 8-K dated January 1, 1998 is being filed by EFI Electronics Corporation at the request of the Securities and Exchange Commission to attach the signature page which was inadvertently omitted in the previous filing.

                                Table of Contents




SIGNATURES................................................................  2

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                          EFI ELECTRONICS
CORPORATION



                                                          /s/ RICHARD D. CLASEN

----------------------------------------
                                                         Richard D. Clasen,
President
                                                         and Chief Executive
Officer


Date: January 22, 1999